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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14C
(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

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ASGA, INC. (Name of Registrant as Specified in Its Charter)
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ASGA, Inc. 660 South Hughes Boulevard Elizabeth City, NC 27909 252.331.1799

Preliminary Copy
May [24], 2002

Notice of 2002 Annual Meeting of Stockholders
To Be Held on June 26, 2002

To Our Stockholders:

We will hold the 2002 Annual Meeting of the Stockholders of ASGA, Inc. on Wednesday, June 26, 2002, beginning at 10:00 a.m. C.D.T., at Commerce Center, Suite 1000, Nashville, Tennessee. The Annual Meeting is being held for the following purposes:

  1.
  To elect two directors to serve on the Company's Board of Directors for a one-year term; and

  2.
  To consider and act upon a proposal to ratify four actions previously taken by a majority of the Company's stockholders by written consent without a meeting.

Only stockholders of record as of the close of business on April 15, 2002 will be entitled to notice of and to vote at the Annual Meeting.

We are not asking you for a proxy, and you are requested not to send us a proxy. However, you are cordially invited to attend the Annual Meeting, and we look forward to seeing you there.

By order of the Board of Directors,

/s/  VERA HARRELL

Vera Harrell
Secretary

i

ASGA, Inc. 660 South Hughes Boulevard Elizabeth City, NC 27909 252.331.1799

Preliminary Copy
May [24], 2002

PRELIMINARY
INFORMATION STATEMENT FOR
2002 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 26, 2002

The Board of Directors of ASGA, Inc., a Nevada corporation (which will be referred to as "the Company" in this information statement), has called a Annual Meeting of Stockholders of the Company, to be held on Wednesday, June 26, 2002, beginning at 10:00 a.m. C.D.T., at Commerce Center, Suite 1000, Nashville, Tennessee.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement first is being mailed to stockholders of the Company entitled to vote at the Annual Meeting on or about May 24, 2002.

ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying Notice of 2002 Annual Meeting of Stockholders. These matters include:

  1.
  Election of two directors to serve on the Company's Board of Directors for a one-year term; and

  2.
  Consideration of a proposal to ratify four actions previously taken by a majority of the Company's stockholders by written consent without a meeting.

In addition, the Company's management will report on the performance of the Company during 2001 and respond to questions from stockholders.

Who is entitled to vote?

Only stockholders of record at the close of business on April 15, 2002, the record date for the Annual Meeting, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the Annual Meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting.

Who can attend the meeting?

All stockholders as of the record date or their duly appointed proxies, together with their guests, may attend the Annual Meeting.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of the Company's common stock outstanding on the record date will constitute a quorum, thereby permitting the stockholders to conduct their business at the meeting. As of the record date, there were 21,860,168 outstanding shares of common stock. Shares held by stockholders present at the meeting who elect to abstain from voting nonetheless will be included in the calculation of the number of shares considered present at the meeting.

How do I vote?

If you wish to vote your shares, you may do so only by attending the Annual Meeting in person and voting or by designating another person as your proxy. You may only vote by proxy if you provide another person with a duly executed and authorized proxy power. The Board of Directors of the Company is not soliciting your proxy in connection with the adoption of these actions. YOU ARE REQUESTED NOT TO SUBMIT ANY PROXY TO THE BOARD OR TO THE COMPANY.

What vote is required to approve each item?

Election of directors.    The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. The shares of any stockholder present at the meeting who abstains from voting in the election of directors will not be counted in the vote for any nominee, although they will be counted for the purpose of determining whether there is a quorum at the Annual Meeting.

Ratification of Previous Stockholder Actions.    For the proposal to ratify four previous stockholder actions, and for any other item of business that properly comes before the Annual Meeting, the affirmative vote of the holders of a majority of the common stock present at the Annual Meeting, in person or by proxy, and entitled to vote will be required for approval. The shares of any stockholder present at the meeting who abstains from voting on the proposed ratification or on any other item will not be counted in the vote, although they will be counted for the purpose of determining whether there is a quorum at the Annual Meeting. An abstention, therefore, will have the effect of a negative vote.

In general, if you hold shares of common stock in "street name" through a broker or other nominee, and if your broker or other nominee is not instructed or otherwise empowered to vote your shares at a meeting with respect to a particular matter, then your shares will constitute "broker non-votes" as to such matter. In the election of directors, brokers generally have discretion to vote your shares even in the absence of express instructions from you. As to all matters, a broker non-vote will have the same effect as an abstention.

What are the four actions previously taken by the Company's stockholders?

Amendment of Articles of Incorporation.    On September 20, 2001, stockholders holding a majority of the shares of common stock then outstanding, acting by written consent without a meeting pursuant to Section 78.320 of the Nevada Revised Statutes, approved an amendment to Article 1 of our Articles of Incorporation, changing the name of the Company from "Transportation Safety Lights, Inc." to "ASGA, Inc."

Amendment of Articles of Incorporation.    On September 28, 2001, stockholders holding a majority of the shares of common stock then outstanding, acting by written consent without a meeting pursuant to Section 78.320 of the Nevada Revised Statutes, approved an amendment to Article 4 of our Articles of Incorporation. The amendment increased the number of shares of common stock which we were authorized to issue from 20,000,000 to 50,000,000 and increasing the number of shares of preferred stock which we are authorized to issue from 5,000,000 to 10,000,000.

Approval of ASGA, Inc. Year 2001 Employee/Consultant Stock Compensation Plan.    On September 28, 2001, stockholders holding a majority of the shares of common stock then outstanding, acting by written consent without a meeting pursuant to Section 78.320 of the Nevada Revised Statutes, approved the ASGA, Inc. Year 2001 Employee/Consultant Stock Compensation Plan. Under the Stock Compensation Plan, we may grant shares of common stock, or options or warrants to purchase common stock, to employees or consultants (i) who have rendered or will render bona fide services to us, and (ii) who, in the opinion of the Board of Directors, are in a position to make, or who have previously made, a significant contribution to our success.

Approval of 2002 Benefit Plan of ASGA, Inc.    On March 19, 2002, stockholders holding a majority of the shares of common stock then outstanding, acting by written consent without a meeting pursuant to Section 78.320 of the Nevada Revised Statutes, approved the 2002 Benefit Plan of ASGA, Inc. Under the Stock Benefit Plan, we may issue shares of common stock, or grant options to acquire common stock, to (i) employees of the Company or its subsidiaries or (ii) other individuals, including consultants or advisors, who contribute to our success but are not employees of the Company or its subsidiaries, provided that bona fide services must be rendered by consultants and advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction.

Why are stockholders being asked to ratify these actions?

Nevada corporate law requires us to obtain stockholder approval for amendments to our Articles of Incorporation. Tax and securities laws require us to obtain stockholder approval of stock option and other equity compensation plans. The Nevada Revised Statutes permit us to take these actions with the written consent of a majority of stockholders in lieu of a special meeting of stockholders. In September 2001, our board of directors was advised by our former legal counsel that we could rely on the Nevada Revised Statutes and take action by the written consent of a majority of our stockholders in lieu of one or more special meetings. Accordingly, we undertook the practice of acting by majority written consent in lieu of a special meeting of stockholders to conserve cash. By acting by majority written consent, we saved the costs associated with the preparation and dissemination of information statements conforming to Regulation 14C promulgated under the Securities Exchange Act of 1934.

Our board of directors has received advice from our current legal counsel that it is in our best interest to call special meetings of stockholders to approve corporate actions requiring stockholder approval, rather than relying on the written consent of the majority stockholders. As a result of the advice of our counsel, our board of directors is submitting all actions which were adopted by the written consent of the majority stockholders for ratification by the stockholders at the special meeting. You should know that stockholders holding a majority of the outstanding shares of our common stock have indicated that they will vote their shares to APPROVE the ratification of prior stockholder actions, and therefore that the proposal will be approved.

STOCK OWNERSHIP

Who are the largest owners of the Company's common stock? How much common stock do the Company's directors and executive officers own?

The table below shows the amount of common stock of the Company beneficially owned as of April 15, 2002 by each of the following:

  1.
  Each of our directors and named executive officers (the "named executive officers" are described in the Summary Compensation Table set forth under the heading "Executive Officer Compensation" on page 6 of this information statement);

  2.
  Each person whom we believe beneficially owns more than 5% of our outstanding voting stock; and

  3.
  All executive officers and directors as a group.

In accordance with the rules promulgated by the Securities and Exchange Commission, beneficial ownership as disclosed in the table below includes shares currently owned as well as shares which the named person has the right to acquire beneficial ownership of within 60 days, through the exercise of options, warrants or other rights. Except as otherwise indicated, each stockholder listed below has sole voting and investment power as to the shares owned by that person.

Name and Address (1)	Amount and Nature of Beneficial Ownership (2)	Percentage of Class(3)	Notes
Tom Kidd	15,081,609	69.0%	(4)
Vera Harrell	2,700,000	12.3
Career Worth Inc. 3809 South West Temple, Suite 1D Salt Lake City, UT 84115	1,300,000	5.9
World Quest Inc. 660 South Hughes Boulevard Elizabeth City, NC 27909	15,081,609	69.0	(5)
All directors and Executive Officers as a group (2 persons)	17,781,609	81.3%	(4)

*
Less than one percent of ASGA common stock.

(1)
If no address is given, the named individual is an executive officer or director of ASGA, whose business address is 660 South Hughes Boulevard, Elizabeth City, NC 27909.

(2)
Shares of common stock that a person has the right to acquire within 60 days of April 15, 2002 are deemed outstanding for computing the percentage ownership of the person having the right to acquire such shares, but are not deemed outstanding for computing the percentage ownership of any other person.

(3)
As of April 15, 2002, there were 21,860,168 shares of common stock issued and outstanding.

(4)
Mr. Kidd's beneficial ownership includes 81,609 shares held by World Quest, Inc. ("WQI") attributable to Mr. Kidd as the Chief Executive Officer and the majority stockholder of WQI.

(5)
WQI's beneficial ownership includes 15,000,000 shares held by Mr. Kidd attributable to WQI because Mr. Kidd is the Chief Executive Officer and the majority stockholder of WQI. WQI disclaims beneficial ownership of these shares.

Section 16(a) Beneficial Ownership Reporting Compliance

The federal securities laws require our directors and executive officers and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our securities. Based solely on our review of the copies of these forms received by us or representations from certain reporting persons, we believe that SEC beneficial ownership reporting requirements for 2001 were met with the following exceptions:

  1.
  Tom Kidd became our President and Chief Executive Officer and a Director of the Company on September 8, 2001, upon the acquisition of American Senior Golf from WQI. A Form 3 was not filed in connection with Mr. Kidd's assumption of these positions.

  2.
  A Form 5 was not filed to report Mr. Kidd's beneficial ownership of our common stock as of December 31, 2001.

  3.
  Vera Harrell became a Director of the Company on September 8, 2001, upon the acquisition of American Senior Golf from WQI. A Form 3 was not filed in connection with Ms. Harrell's assumption of this position.

  4.
  A Form 5 was not filed to report Ms. Harrell's beneficial ownership of our common stock as of December 31, 2001.

Due to the complexity of the reporting rules, we expect to institute procedures to assist our officers and directors with these obligations.

ITEM 1
ELECTION OF DIRECTORS

General Information

The first item of business at the Annual Meeting will be the election of directors. The Board of Directors of the Company consists of two directors, both of whom are standing for reelection at the Annual Meeting.

Which directors of the Company are standing for reelection?

The following persons have been nominated by the Board of Directors to serve as directors for a one-year term expiring at the Company's 2003 Annual Meeting of Stockholders:

  •
  Tom Kidd, 55, President, Chief Executive Officer and Director
  Mr. Kidd has served as our President and Chief Executive Officer and as a member of our Board of Directors since we acquired American Senior Golf on September 8, 2001. Prior to that, he was the President and Chief Executive Officer of American Senior Golf since its formation. Mr. Kidd served as Commissioner of the Tournament Players Association, the forerunner of the Hogan, Nike, and Buy.com Tours (the developmental tour of the Professional Golf Association) for almost four years. He has played golf competitively on amateur tours and has competed at the Senior PGA Tour Qualifying School and Monday qualifiers.

  •
  Vera Harrell, 53, Vice President of Administration, Corporate Secretary and Director
  Ms. Harrell has served as our Vice President of Administration and Corporate Secretary and as a member of our Board of Directors since we acquired American Senior Golf on September 8, 2001. Prior to that, she had been with American Senior Golf and had managed its day-to-day affairs since its inception.

Each nominee has consented to serve on the Board of Directors. If either nominee were to become unavailable to serve as a director, the Board may designate a substitute nominee.

How often did the Board of Directors meet in 2001?

The Board of Directors met nine times and took action by unanimous written consent one time during 2001. After becoming directors in September 2001, Mr. Kidd and Ms. Harrell each attended more than 75% of the total number of meetings of the Board and its committees on which he or she served.

How does the Board of Directors operate?

Because the Board of Directors consists of only two members and our operations remain amenable to oversight by a limited number of directors, the Board has not delegated any of its functions to committees.

How are directors compensated?

All of the directors of the Company are also full-time employees. As discussed below under the heading "Executive Compensation," they are compensated for their service in those roles. They are not separately compensated for their service as directors.

Certain Relationships and Related Transactions

Acquisition of American Senior Golf.    On September 8, 2001, the Company and World Quest, Inc. ("WQI") entered into an Agreement for the Exchange of Common Stock, under which the Company issued 16,321,750 shares of common stock to WQI in exchange for all of the issued and outstanding stock of American Senior Golf Association, Inc., a Delaware corporation ("American Senior Golf"), as a result of which American Senior Golf became a wholly owned subsidiary of the Company. Tom Kidd, our President and Chief Executive Officer, was and is the Chief Executive Officer of WQI and its majority stockholder. Mr. Kidd had no relationship with the Company prior to the acquisition of American Senior Golf. We believe that the terms of the acquisition were obtained by arms-length bargaining.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The table below shows the annual, long-term and other compensation for services in all capacities to the Company and its subsidiaries paid during the year ended December 31, 2001 to the Chief Executive Officer and the other four most highly compensated executive officers of the Company during the year ended December 31, 2001 (the "named executive officers"):

		Annual Compensation			Long Term Compensation
Name and Position	Year (1)	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options/SARS (#)	All Other Compensation ($)
Tom Kidd President & Chief Executive Officer (2)	2001	0	0	0	0	0	0
Vera Harrell Secretary (3)	2001	0	0	0	0	0	0
Charles Keller President (4)	2001 2000	0 0	0 0	0 0	0 0	0 0	0 0

(1)
Disclosure for 2000 reflects compensation received from the Company during the period from the incorporation of Transportation Safety Lights, Inc. on February 16, 2000 until December 31, 2000.

(2)
Mr. Kidd became our President and Chief Executive Officer on September 8, 2001, upon the completion of our acquisition of American Senior Golf from WQI. Disclosure for 2001 does not reflect any compensation received from American Senior Golf or WQI prior to our acquisition of American Senior Golf.

(3)
Ms. Harrell became our Secretary on September 8, 2001, upon the completion of our acquisition of American Senior Golf from WQI. Disclosure for 2001 does not reflect any compensation received from American Senior Golf or WQI prior to our acquisition of American Senior Golf.

(4)
Mr. Keller resigned as our President and Chief Executive Officer on September 8, 2001, upon the completion of our acquisition of American Senior Golf from WQI.

ITEM 2
RATIFICATION OF PREVIOUS STOCKHOLDER ACTION

Background

The second item of business at the Annual Meeting will be the consideration of a proposal to ratify four actions previously taken by a majority of our stockholders by written consent without a meeting.

Nevada corporate law requires us to obtain stockholder approval for amendments to our Articles of Incorporation. Tax and securities laws require us to obtain stockholder approval of stock option and other equity compensation plans. The Nevada Revised Statutes permit us to take these actions with the written consent of a majority of stockholders in lieu of a special meeting of stockholders. This policy reflects a fundamental element of corporate governance—majority rule—by acknowledging that if a majority of the stockholders of a company will approve a certain action, then there is no need for that company to incur the cost and time required to notice and hold a special meeting of stockholders.

In September 2001, our board of directors was advised by our former legal counsel that we could rely on the Nevada Revised Statutes and take the four actions in question by the written consent of a majority of our stockholders in lieu of one or more special meetings. Accordingly, we undertook the practice of acting by majority written consent in lieu of a special meeting of stockholders to conserve cash. By acting by majority written consent, we saved the costs associated with the preparation and dissemination of information statements conforming to Regulation 14C promulgated under the Securities Exchange Act of 1934.

Our board of directors has received advice from our current legal counsel that it is in our best interest to call special meetings of stockholders to approve corporate actions requiring stockholder approval, rather than relying on the written consent of the majority stockholders. As a result of the advice of our counsel, our board of directors is submitting all actions which were adopted by the written consent of the majority stockholders for ratification by the stockholders at the special meeting. You should know that stockholders holding a majority of the outstanding shares of our common stock have indicated that they will vote their shares to APPROVE the ratification of prior stockholder actions, and therefore that the proposal will be approved.

Amendment of Articles of Incorporation

On September 20, 2001, stockholders holding a majority of the shares of common stock then outstanding, acting by written consent without a meeting pursuant to Section 78.320 of the Nevada Revised Statutes, approved an amendment to Article 1 of our Articles of Incorporation, changing the name of the Company from "Transportation Safety Lights, Inc." to "ASGA, Inc."

Amendment of Articles of Incorporation

On September 28, 2001, stockholders holding a majority of the shares of common stock then outstanding, acting by written consent without a meeting pursuant to Section 78.320 of the Nevada Revised Statutes, approved an amendment to Article 4 of our Articles of Incorporation. Prior to the amendment, Article 4 of our Articles of Incorporation read as follows:

  The aggregate number of shares which the corporation shall have authority to issue shall consist of 20,000,000 shares of Common Stock having a $.001 par value, and 5,000,000 shares of Preferred Stock having a $.001 par value. The Common and/or Preferred Stock may be issued from time to time without prior approval of the stockholders. The Common and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such share of Common Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions.

Following the amendment, Article 4 read as follows:

  The aggregate number of shares which the corporation shall have authority to issue shall consist of 50,000,000 shares of Common Stock having a $.001 par value, and 10,000,000 shares of Preferred Stock having a $.001 par value. The Common and/or Preferred Stock may be issued from time to time without prior approval of the stockholders. The Common and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such shares of Common Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions.

Approval of ASGA, Inc. Year 2001 Employee/Consultant Stock Compensation Plan

On September 28, 2001, stockholders holding a majority of the shares of common stock then outstanding, acting by written consent without a meeting pursuant to Section 78.320 of the Nevada Revised Statutes, approved the ASGA, Inc. Year 2001 Employee/Consultant Stock Compensation Plan. Under the Stock Compensation Plan, the Company may grant shares of common stock, or options or warrants to purchase common stock, to employees or consultants (i) who have rendered or will render bona fide services to the Company, and (ii) who, in the opinion of the Board of Directors, are in a position to make, or who have previously made, a significant contribution to the success of the Company.

A summary of the principal features of the Stock Compensation Plan is provided below. This summary is qualified in its entirety by reference to the full text of the Stock Compensation Plan, which is attached as Exhibit 10.2 to our Registration Statement on Form S-8 (Registration No. 333-70658), as filed with the Securities and Exchange Commission on October 2, 2002.

The Board of Directors is responsible for the administration of the Stock Compensation Plan, and will grant awards under the Stock Compensation Plan. Subject to the express provisions of the Stock Compensation Plan and applicable law, the Board of Directors has full authority and sole and absolute discretion to interpret the Stock Compensation Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which the Board believes to be necessary or advisable in administering the Stock Compensation Plan. The Board of Directors has sole and absolute discretion to amend the Stock Compensation Plan. No member of the Board of Directors shall be liable for any act or omission in connection with the administration of the Stock Compensation Plan unless it resulted from the member's willful misconduct.

Awards may be granted under the Stock Compensation Plan only to "Employee/Consultants." An "Employee/Consultant" is any person or entity (i) who has rendered or will render bona fide services to the Company, and (ii) who, in the opinion of the Board of Directors, is in a position to make, or who has previously made, a significant contribution to the success of the Company.

The maximum number of shares of Common Stock as to which awards may be granted under the Stock Compensation Plan is 2,000,000 shares, which number represents 2,000,000 shares not yet issued under the Plan. The Board of Directors may increase the maximum number of shares of common stock as to which awards may be granted at such time as it deems available.

Except as otherwise provided in the Stock Compensation Plan, the Board of Directors shall have complete discretion to determine:

  •
  when and to which Employee/Consultant an award is to be granted;

  •
  the number of shares of common stock as to which awards granted to each Employee/Consultant will relate; and

  •
  the terms and conditions upon which an award may be issued—including, without limitation, the date of exercisability, exercise price and term of any award which constitutes an option or warrant to purchase common stock.

The Stock Compensation Plan is intended to meet the requirements of Rule 16b-3 in order to provide officers and directors with certain exemptions from Section 16(b) of the Securities Exchange Act of 1934, as amended.

Nothing in the Stock Compensation Plan or in the grant of an award confers upon any Employee/Consultant the right to continued engagement by the Company nor shall it interfere with or restrict in any way the rights of the Company to discharge any Employee/Consultant or to terminate any consulting relationship at any time. The Board of Directors may suspend or terminate the Stock Compensation Plan at any time or from time to time, but no such action will adversely affect the rights of a person granted an award under the Stock Compensation Plan prior to that date.

The effective date of the Stock Compensation Plan is September 24, 2001.

Approval of 2002 Benefit Plan of ASGA, Inc.

On March 19, 2002, stockholders holding a majority of the shares of common stock then outstanding, acting by written consent without a meeting pursuant to Section 78.320 of the Nevada Revised Statutes, approved the 2002 Benefit Plan of ASGA, Inc. Under the Stock Benefit Plan, the Company may issue shares of common stock, or grant options to acquire common stock, to (i) employees of the Company or its subsidiaries or (ii) other individuals, including consultants or advisors, who contribute to the success of the Company or its subsidiaries but are not employees of the Company or its subsidiaries, provided that bona fide services must be rendered by consultants and advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction.

A summary of the principal features of the Stock Benefit Plan is provided below. This summary is qualified in its entirety by reference to the full text of the Stock Benefit Plan, which is attached as Exhibit 10.2 to our Registration Statement on Form S-8 (Registration No. 333-84578), as filed with the Securities and Exchange Commission on March 20, 2002.

The Company's Board of Directors is responsible for determining the administration of the Stock Benefit Plan. Subject to compliance with applicable provisions of the governing law, the Board may delegate administration of the Stock Benefit Plan or specific administrative duties with respect to the Stock Benefit Plan to a committee of the Board. The interpretation and construction of the terms of the Stock Benefit Plan by the Board or the committee administering the Stock Benefit Plan thereof will be final and binding on all participants in the Stock Benefit Plan, absent a showing of demonstrable error. No member of the Board or the committee administering the Stock Benefit Plan will be liable for any action taken or determination made in good faith with respect to the Stock Benefit Plan.

Under the Stock Benefit Plan, the Company may issue shares of common stock, or grant options to acquire common stock, to employees of the Company or its subsidiaries. In addition, at the discretion of the Board, awards may be made under the Stock Benefit Plan to other individuals, including consultants or advisors, who contribute to the success of the Company or its subsidiaries but are not employees of the Company or its subsidiaries, provided that bona fide services shall be rendered by consultants and advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction. No awards may be made under the Stock Benefit Plan to consultants, advisors, or other persons who directly or indirectly promote or maintain a market for the Company's securities. In any case, the Board or the committee administering the Stock Benefit Plan shall determine, based on the limitations set forth in the Stock Benefit Plan and the Company's best interests, which employees, officers, directors, consultants and advisors are eligible to participate in the Stock Benefit Plan. Awards shall be in the amounts, and shall have the rights and be subject to the restrictions, as may be determined by the Board or the committee administering the Stock Benefit Plan, all as may be within the provisions of the Stock Benefit Plan. Awards under the Stock Benefit Plan must be approved by a majority vote of the directors or committee members attending a duly and properly held meeting.

A total of 3,000,000 shares of common stock may be subject to, or issued pursuant to, awards granted under the Stock Benefit Plan. If any right to acquire common stock granted under the Stock Benefit Plan is exercised by the delivery of shares of common stock or the relinquishment of rights to shares of common stock, only the net number of shares of common stock issued (the number of shares issued less the number of shares surrendered) shall count against the total number of shares reserved for issuance under the terms of the Stock Benefit Plan.

At the time any option is granted under the Stock Benefit Plan, the Board or the committee administering the Stock Benefit Plan shall determine the term of the option. The term of the option, once granted, may be reduced only as provided for in the Stock Benefit Plan and under the express written provisions of the award agreement setting forth the terms of the option. Options shall vest and become exercisable at such time or times and on such terms as the Board or the committee administering the Stock Benefit Plan may determine at the time of the grant of the option. Any award agreement setting forth the terms of an option may contain such other provisions, including further lawful restrictions on the vesting and exercise of the option, as the Board or the committee administering the Stock Benefit Plan may deem advisable. In no event may an option be exercised after the expiration of its term. Options may not be transferred except by the laws of descent and distribution.

The Board or the committee administering the Stock Benefit Plan shall establish the exercise price payable to the Company for shares to be obtained pursuant to options, which exercise price may be amended from time to time as the Board or the committee administering the Stock Benefit Plan shall determine. Except as specifically provided in the Stock Benefit Plan or as otherwise specifically provided by the written provisions of the award agreement setting forth the terms of the option, no adjustment to the exercise price of or the number of shares of common stock subject to the option shall be made for dividends or other rights for which the record date is prior to the date on which the option is exercised by the holder.

The exercise of any option is contingent on receipt by the Company of the exercise price paid in either cash, certified or personal check payable to the Company.

The shares of Common Stock subject to the Stock Benefit Plan and the exercise price of outstanding options are subject to proportionate adjustment in the event of a stock dividend on the common stock or a change in the number of issued and outstanding shares of common stock as a result of a stock split, consolidation, or other recapitalization. The Company, at its option, may adjust the options, issue replacements, or declare options void.

The Stock Benefit Plan may be abandoned or terminated at any time by the Board or the committee administering the Stock Benefit Plan, except with respect to any Options then outstanding under the Stock Benefit Plan. The Stock Benefit Plan shall otherwise terminate on the earlier of (i) March 19, 2007 or (ii) the date on which all shares have been issued under the Stock Benefit Plan.

The Board or the committee administering the Stock Benefit Plan may modify and amend the Stock Benefit Plan in any respect. However, the Stock Benefit Plan may not be amended more than once during any six month period other than to comport with changes in the Code or the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder.

The Board adopted the Stock Benefit Plan on March 19, 2002.

New Plan Benefits

The following table sets forth certain information regarding grants of shares of common stock and options to purchase common stock under the Stock Compensation Plan and the Stock Benefit Plan made prior to April 15, 2002.

	ASGA, Inc. Year 2001 Employee/Consultant Stock Compensation Plan		2002 Benefit Plan of ASGA, Inc.
Name and Position	Dollar Value ($)	Number of Units	Dollar Value ($)	Number of Units
Tom Kidd President and Chief Executive Officer	0	0	0	0
Vera Harrell Vice President of Administration and Corporate Secretary	0	0	0	0
Charles Keller President (1)	0	0	0	0
All current executive officers as a group (2 persons)	0	0	0	0
All current directors who are not executive officers as a group (0 persons)	0	0	0	0
All employees, including all current officers who are not executive officers, as a group (0 persons)	0	0	0	0

(1)
Mr. Keller resigned as our President and Chief Executive Officer on September 8, 2001, upon the completion of our acquisition of American Senior Golf from WQI.

INDEPENDENT PUBLIC ACCOUNTANTS

Who are the Company's independent public accountants?

The firm of Durland & Company, Certified Public Accountants, served as our independent auditors and audited our financial statements for 2001. We have engaged Durland & Company as our independent auditors for 2002.

Will representatives of Durland & Company attend the Annual Meeting?

Representatives of Durland & Company will not be present at the Annual Meeting.

Change in Certifying Accountant

On November 7, 2001, we dismissed the Company's accountant, G. Brad Beckstead, as our independent auditor. The decision to change accountants was made so that Durland & Company, who served as the accountant for our newly acquired American Senior Golf Association subsidiary, could become the independent auditor for the entire Company. The change was approved by the Board of Directors of the Company.

During 1999 and 2000, and during the portion of 2001 prior to the date of Mr. Beckstead's termination, the Company had no disagreement with Mr. Beckstead on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

No accountant's report on the financial statements for the past two years has contained an adverse opinion or a disclaimer of opinion or has been qualified or modified as to uncertainty, audit scope or accounting principles. While the audited statements prepared by Mr. Beckstead have contained a going concern qualification, such financial statements did not contain any adjustment for uncertainties stated therein.

We have provided Mr. Beckstead with a copy of this disclosure and has requested that a letter be furnished to the Company, addressed to the SEC, stating whether he agrees with the statements made herein or the stating the reasons in which he does not agree. The letter from Mr. Beckstead previously was filed with the SEC as an exhibit to our Current Report on Form 8-K dated November 7, 2001 and is incorporated herein by reference.

Compensation of Principal Accountants

Audit Fees.    During 2001, Durland & Company and Mr. Beckstead billed us an aggregate of $27,775.90 for professional services rendered for the audit of our financial statements for the fiscal year ended December 31, 2001 and for the reviews of our financial statements included in our Quarterly Reports on Form 10-QSB for the same fiscal year.

Financial Information Systems Design and Implementation Fees.    During 2001, Durland & Company billed us an aggregate of $0 for services rendered in connection with:

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  Directly or indirectly operating or supervising the operation of our information system or managing our local area network; or

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  Designing or implementing a hardware or software system that aggregates source data underlying our financial statements or generates information that is significant to our financial statements.

All Other Fees.    During 2001, Durland & Company billed us an aggregate of $0 for services rendered other than those described above under the headings "Audit Fees" and "Financial Information Systems Design and Implementation Fees."

The Board of Directors has considered whether the provision by Durland & Company of services to the Company of the varieties described above under the headings "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the independence of Durland & Company. In view of the fact that Durland & Company provides no such services to the Company, the Board of Directors believes that such services do not jeopardize the independence of Durland & Company.

ADDITIONAL INFORMATION

Stockholder Proposals for 2003 Annual Meeting of Stockholders

Stockholders interested in presenting a proposal for consideration at our Annual Meeting of Stockholders in 2003 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and our bylaws. To be eligible for inclusion, stockholder proposals must be received by our Corporate Secretary no later than January 24, 2003.

QuickLinks

Notice of 2002 Annual Meeting of Stockholders To Be Held on June 26, 2002
TABLE OF CONTENTS
ABOUT THE ANNUAL MEETING
STOCK OWNERSHIP
ITEM 1 ELECTION OF DIRECTORS
EXECUTIVE OFFICER COMPENSATION
ITEM 2 RATIFICATION OF PREVIOUS STOCKHOLDER ACTION
INDEPENDENT PUBLIC ACCOUNTANTS
ADDITIONAL INFORMATION